UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2013

INTERCONTINENTALEXCHANGE GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36198	46-2286804
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

2100 RiverEdge Parkway, Suite 500, Atlanta, Georgia 30328

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As previously announced, IntercontinentalExchange Group, Inc. (“ICE”) will host a conference call to discuss ICE’s strategy and financials on November 19 at 8:00 a.m. EST. A live audio webcast of the call will be available on the company's website at www.theice.com under About ICE/Investors & Media. Participants may also listen via telephone by dialing 888-317-6003 from the United States, 866-284-3684 from Canada or 412-317-6061 from outside of the United States and Canada. Telephone participants are required to provide the participant entry number 4871745 and should call 10 minutes prior to the start of the call. The call will be archived on the company's website for replay. A copy of the presentation materials is included as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with general instruction B.2. of Current Report on Form 8-K, the information contained in this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1 Presentation Materials dated November 19, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

INTERCONTINETALEXCHANGE GROUP, INC.

By:	/s/ Scott A. Hill
Scott A. Hill Chief Financial Officer

Date: November 19, 2013

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INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Presentation Materials dated November 19, 2013

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